EXHIBIT 10.3

                                LOCK-UP AGREEMENT

     AGREEMENT, dated as of February 1, 2001, by and among PALADYNE CORP., a Delaware corporation ("Paladyne"), and the Paladyne officers and directors and
                       --------
certain of its stockholders identified on Schedule I annexed hereto and made part of this Agreement (collectively, the "Stockholders" and each individually a
                                           ------------
"Stockholder").
 -----------

                              W I T N E S S E T H:

     WHEREAS, in accordance with an Agreement and Plan of Merger, dated as of December 21, 2000 (the "Merger Agreement"), by and among Paladyne, E-COM
                        ----------------
ACQUISITION CORP., a North Carolina corporation and wholly owned subsidiary of Paladyne, and E-COMMERCE SUPPORT CENTERS, INC., a North Carolina corporation ("ECOM"), as of the date hereof, by a merger (the "Merger"), ECOM is becoming a
  ----                                             ------
wholly-owned subsidiary of Paladyne and Paladyne is issuing certain securities convertible into and exercisable for shares of its common stock, $0.001 par value (the "Paladyne Common Stock"), to the former stockholders of ECOM; and
            ---------------------

     WHEREAS, the Stockholders, comprising the former stockholders of ECOM and persons who immediately after the Closing are executive officers and directors of Paladyne, deem it advisable and in their respective best interests to restrict their ability to sell, transfer or otherwise dispose of their shares of Paladyne Common Stock for a period of time following the closing of Merger.

     NOW, THEREFORE, for this and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   THE LOCK-UP ARRANGEMENT.
     -----------------------

     1.1 Each Stockholder agrees that during the two (2) year period commencing as of the date of this Agreement and ending on February 1, 2003 (the "Lock-Up
                                                                      -------
Period"), he shall not, directly or indirectly, offer, sell, assignment, pledge,
------
grant an option in, transfer or otherwise dispose (a "Disposition") of any of
                                                      -----------
his shares of Paladyne Common Stock (or any securities convertible into, exercisable for, or exchangeable for Paladyne Common Stock) (collectively, the "Paladyne Securities") listed opposite his name on Schedule I, except that
 -------------------
during the Lock-Up Period, each Stockholder:

          (i) May sell, on or before February 1, 2002, up to a number of shares of Paladyne Common Stock equal to ten (10%) percent of such Stockholder's Fully-Diluted Securities, which number is set forth in the "Cap" column on
Schedule I. The "Fully Diluted Securities" of any Stockholder shall mean all
                 ------------------------
shares of Paladyne Common Stock issued in the name of such Stockholder or his nominee, plus all shares of Paladyne Common Stock issuable upon exercise, conversion or exchange of any warrants, options or convertible security owned by such Stockholder or his nominee, which number, as of the date hereof, is set forth on Schedule 1 hereto.
         ----------

          (ii) May sell, during the period from and after February 1, 2002 and on or before February 1, 2003, up to a number of shares of Paladyne Common Stock equal to ten (10%) percent of such Stockholders' Fully-Diluted Securities, which number is set forth in the "Cap" column on Schedule 1, on a non-cumulative basis
                                           ----------
with paragraph (i) above.

          (iii) May transfer to one of his Affiliates or another member of his immediate family, including a trust for the benefit of the Stockholder or the benefit of a member of his immediate family; provided that the transferee enter
                                             --------
into an agreement with respect to the transferred Paladyne Securities similar to this Agreement, and for purposes of the amounts in paragraph (i) and (ii) above hereof, sales by the transferee shall be added to any sales by the Stockholder. "Immediate Family" of a Stockholder shall mean a spouse, a son or daughter of such person or a descendant of either, the father or mother of such person, a sibling of such person or an ancestor of such person, or a trust for which the Stockholder is grantor and the beneficiary is the Stockholder or a member of his immediate family.

          (iv) May effect a bona fide pledge with a bank, securities broker or other financial institution, provided that the pledgee holds the pledged
                             --------
Paladyne Securities subject to this Agreement.

          (v) In connection with a merger or other business combination involving Paladyne or a sale of all or substantially all of Paladyne's assets, may sell his Paladyne Securities on terms similar to that of the other stockholders of Paladyne.

          (vi) May sell to Paladyne or any officer or director of Paladyne or ECOM, provided that the purchaser becomes a party to this Agreement.

          (vii) May make a Disposition to any person in a transaction to which the Board of Directors had given its prior written approval.

     1.2 The Stockholders authorize Paladyne during the Lock-Up Period to cause its transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of Paladyne with respect to any shares of Paladyne Common Stock and any securities convertible into or exercisable or exchangeable for Paladyne Common Stock for which the Stockholder is the record holder and, in the case of any such shares or securities for which the Stockholder is the beneficial but not the record holder, agrees to cause the record holder to agree to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities to the extent that the number of shares to be transferred exceed the Cap as set forth on Schedule 1.
                                           ----------

2.   AUTHORITY. Each Stockholder hereby represents and warrants that he has
     ---------
full power and authority to enter into this Agreement and that, upon reasonable request from Paladyne, he will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the Stockholder shall be binding upon his heirs, administrators, successors and assigns. Each Stockholder further acknowledges that he shall be responsible for compliance with the applicable securities laws on his permitted Dispositions of Paladyne Securities, and Paladyne shall not have any responsibility therefore except as may be expressly assumed in writing.

3.   REMEDIES. Because of the irreparable damage Paladyne may sustain if any
     --------
of the agreements in this Agreement is breached, each Stockholder agrees that Paladyne shall be entitled to an injunction to specifically enforce the terms of this Agreement, in addition to any other remedies Paladyne may then have by reason of such breach.

4.   LEGENDS. To implement the restrictions set forth in this Agreement, at
     -------
the request of Paladyne, the following legend may be placed on the certificate for Paladyne Securities subject to the restrictions:

          "Transfer of the securities represented by this certificate is restricted by the terms of a Lockup Agreement, dated February 1, 2001, between the Corporation and the holder hereof, a copy of which is on file at the office of the Corporation. No sale, transfer, assignment, pledge or other disposition shall be effective unless and until the terms and conditions of the Lockup Agreement shall have been complied with in full."

5.   PURCHASES. Notwithstanding the restrictions set forth herein on the
     ---------
Disposition by each Stockholder of Paladyne Securities, nothing in this Agreement shall be construed to prohibit a Stockholder from purchasing additional shares of Paladyne Common Stock during the Lockup Period and then selling any or all of such additional shares, provided that Stockholder may not sell short any shares of Paladyne Common Stock except such sales covered by the purchase of any additional shares as provided for in this Section 5. Nothing in this Agreement shall affect the right of the Stockholder to vote Paladyne Securities.

6.   MISCELLANEOUS.
     -------------

     6.1  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware without giving effect to conflict of laws.

     6.2  Successors and Assigns. Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     6.3  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by less than all of the Stockholders, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     6.4  Entire Agreement. This Agreement sets forth the entire understanding
          ----------------
by the parties hereto with respect to the subject matter herein, and may not be amended, modified or terminated except by an agreement executed by all of the parties hereto.

     6.5  Notices. Any notice or other communication required or otherwise to be
          -------
made hereunder shall be in writing and delivered personally by hand or recognized overnight courier, telecopied or mailed (by registered or certified mail, postage prepaid) addressed or telecopied to the address or telecopier name set forth below the party's signature, or such other address or telecopier number as any party may hereafter give to the other parties hereto.

     6.6  Severability. In the case any provision of this Agreement shall be
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties have executed or caused this Lock-Up Agreement to be executed by their duly authorized agents as of the day and year first above written.

                                        PALADYNE CORP.


                                        By: /s/ John D. Foster
                                           ------------------------------------
                                           John D. Foster, Chairman

                                        Address:

                                        610 Executive Crescent Court, Suite 124
                                        Lake Mary, Florida  32746
                                        Facsimile No.:  (904) 285-4916

     IN WITNESS WHEREOF, the parties have executed or caused this Lock-Up Agreement to be executed by their duly authorized agents as of the day and year first above written.

                                        STOCKHOLDER:


                                        /s/ Terrence J. Leifheit
                                        ---------------------------------------
                                        Terrence J. Leifheit

                                        Address:

                                        1650A Gum Branch Road
                                        Jacksonville, North Carolina 28540
                                        Facsimile No.:  (509) 692-6949

     IN WITNESS WHEREOF, the parties have executed or caused this Lock-Up Agreement to be executed by their duly authorized agents as of the day and year first above written.

                                        STOCKHOLDER:


                                        /s/ Clifford A. Clark
                                        ---------------------------------------
                                        Clifford A. Clark

                                        Address:

                                        1806 Banbury Road
                                        Raleigh, North Carolina 27608
                                        Facsimile No.:  (919) 833-2473

     IN WITNESS WHEREOF, the parties have executed or caused this Lock-Up Agreement to be executed by their duly authorized agents as of the day and year first above written.

                                        STOCKHOLDER:


                                        /s/ Joseph Landis
                                        ---------------------------------------
                                        Joseph Landis

                                        Address:

                                        ---------------------------------------

                                        ---------------------------------------
                                        Facsimile No.:
                                                       ------------------------

     IN WITNESS WHEREOF, the parties have executed or caused this Lock-Up Agreement to be executed by their duly authorized agents as of the day and year first above written.

                                        STOCKHOLDER:


                                        /s/ Ronald L. Weindruch
                                        ---------------------------------------
                                        Ronald L. Weindruch


                                        Address:

                                        ---------------------------------------

                                        ---------------------------------------
                                        Facsimile No.:
                                                       ------------------------

     IN WITNESS WHEREOF, the parties have executed or caused this Lock-Up Agreement to be executed by their duly authorized agents as of the day and year first above written.

                                        STOCKHOLDER:


                                        /s/ Kenneth Horn
                                        ---------------------------------------
                                        Kenneth Horn

                                        Address:

                                        ---------------------------------------

                                        ---------------------------------------
                                        Facsimile No.:
                                                       ------------------------

                                   SCHEDULE 1

--------------------------------------------------------------------------------------------------------------------
                                               SECURITIES SUBJECT TO LOCK-UP
--------------------------------------------------------------------------------------------------------------------

                     NO. OF SHARES                                                                        NO. OF
                        OF PARENT                                                                         SHARES
                      COMMON STOCK      NO. OF                           NO. OF                           SUBJECT
                     ISSUABLE UPON      PARENT                           OTHER         STOCKHOLDER'S         TO
                      CONVERSION OF     STOCK        NO. OF PARENT     SECURITIES      FULLY-DILUTED     LOCK-UPR
                        SERIES B       WARRANTS       PERFORMANCE      OF PARENT       SECURITIES OF     PER YEAR
    STOCKHOLDER        PREFERRED         HELD        WARRANTS HELD        HELD            PARENT           (CAP)
--------------------------------------------------------------------------------------------------------------------
    Terrence J.        6,821,692      3,327,654         415,957            0            10,565,303       1,056,530
     Leifheit
--------------------------------------------------------------------------------------------------------------------
 Clifford A. Clark      140,000         68,293           8,537             0              216,830          21,683
--------------------------------------------------------------------------------------------------------------------
  John D. Foster          N/A            N/A              N/A            77,515             N/A            7,752
                                                                         Shares                            Shares
                                                                     ------------                      -------------
                                                                        108,750                            10,875
                                                                        Options                           Options
                                                                     ------------                      -------------
                                                                        362,500                            36,250
                                                                        Warrants                          Warrants
                                                                     ------------                      -------------
                                                                       500,0001                            50,000
                                                                       Contingent                        Contingent
                                                                        Warrants                          Warrants
--------------------------------------------------------------------------------------------------------------------
Ronald L. Weindruch       N/A            N/A              N/A           120,546             N/A            12,055
                                                                         Shares                            Shares
                                                                     ------------                      -------------
                                                                        800,000                            80,000
                                                                        Shares 2                           Shares
                                                                     ------------                      -------------
                                                                        562,162                            56,216
                                                                        Shares 3                           Shares
                                                                     ------------                      -------------
                                                                        156,881                            15,688
                                                                        Shares 4                           Shares
                                                                     ------------                      -------------
                                                                        255,000                            25,500
                                                                        Options                           Options
                                                                     ------------                      -------------
                                                                         33,784                            3,378
                                                                       Warrants 5                         Warrants
                                                                     ------------                      -------------
                                                                         75,000                            7,500
                                                                        Warrants                          Warrants
                                                                     ------------                      -------------
                                                                        75,0006                            7,500
                                                                        Warrants                          Warrants
--------------------------------------------------------------------------------------------------------------------
   Joseph Landis          N/A            N/A              N/A              0                N/A              0
                                                                         Shares                            Shares
                                                                     ------------                      -------------
                                                                         50,000                            5,000
                                                                        Options                           Options
                                                                     ------------                      -------------
                                                                           0                                 0
                                                                        Warrants                          Warrants
--------------------------------------------------------------------------------------------------------------------
   Kenneth Horn           N/A            N/A              N/A            10,000             N/A            1,000
                                                                         Shares                            Shares
                                                                     ------------                      -------------
                                                                         92,418                            9,242
                                                                        Shares 7                           Shares
                                                                     ------------                      -------------
                                                                        152,500                            15,250
                                                                        Options                           Options
                                                                     ------------                      -------------
                                                                         75,000                            7,500
                                                                       Warrants 8                         Warrants
--------------------------------------------------------------------------------------------------------------------

1 Contingent upon Paladyne's listing status
2 Issued in the name of the Ronald L.Weindruch Trust
3 Issued in the name of the M. Joy Weindruch Residuary Trust
4 Issued in the name of Ronald L. Weindruch
5 Issued in the name of the M. Joy Weindruch Revocable Trust, to be transferred to the M. Joy Weindruch Residual Trust
6 See Footnote 5
7 Issued in the name of Kruger Management, Inc.
8 See Footnote 7.


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